                                                                  Exhibit 10.1.5


August 15, 2005


Alpha Security Group Corporation
328 West 77th Street
New York, New York 10024

Maxim Group LLC
405 Lexington Ave.
New York, New York 10174


Re: Initial Public Offering


Gentlemen:

         The undersigned director of Alpha Security Group Corporation ("Company"), in consideration of Maxim Group LLC ("Maxim") entering into a letter of intent, dated May 6, 2005 (the "Letter of Intent"), to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

         1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will (i) vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares and (ii) vote any shares of common stock acquired in or following the IPO in favor of the Business Combination.

         2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within the undersigned's power to cause the Company to liquidate as soon as reasonably practicable. In such event, the undersigned hereby waives any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company, including, without limitation, any distribution of the Trust Fund (as defined in the Letter of Intent) as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby further waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

         3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to the undersigned's exploitation of that opportunity in any way or the presentation to any other person or entity, any suitable opportunity to acquire an operating business or any real property or related assets, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, but subject, in each case, to any pre-existing fiduciary obligations the undersigned might have.

         4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Maxim Group LLC that the business combination is fair to the Company's stockholders from a financial perspective.

         5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that the undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

         6. The undersigned agrees that neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept, and the undersigned, on behalf of the undersigned and the aforementioned parties, hereby waives any rights to, a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

         7. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date, subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

         8. The undersigned agrees to be a member of the Board of Directors of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and Maxim and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and Maxim and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned further represents and warrants to the Company and Maxim that:

                  (a) No petition under the Federal bankruptcy laws or any state insolvency law has been filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of the undersigned, or any partnership in which the undersigned was or is a general partner at or within two years prior to the date hereof, or any corporation or business association of which the undersigned was an executive officer at or within two years prior to the date hereof;

                  (b) The undersigned has not been convicted in any criminal proceeding nor is the undersigned currently a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                  (c) The undersigned has not been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining the undersigned from, or otherwise limiting, the following activities:

                           (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

                           (ii) Engaging in any type of business practice; or

                           (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

                  (d) The undersigned has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of the undersigned to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

                  (e) The undersigned has not been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated; and

                  (f) The undersigned has not been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

         9. The undersigned has full right and power, without violating any agreement by which the undersigned is bound, to enter into this letter agreement and to serve as a member of the Board of Directors of the Company.

         10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Maxim and its legal representatives or agents (including any investigative search firm retained by Maxim) any information they may have about the undersigned's background and finances ("Information"). Neither Maxim nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

         11. As used herein: (i) a "Business Combination" shall mean an acquisition, by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise and as otherwise described in the registration statement relating to the IPO, of an operating business or real property assets in the homeland security industry, defense industry and related industries selected by the Company; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

         12. The undersigned hereby agrees that any action, proceeding or claim against the undersigned arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The undersigned hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenience forum.



                                                     Name: Carol A. DiBattiste



                                                     /s/ Carol DiBattiste
                                                     --------------------
                                                     Signature

                                    EXHIBIT A




CAROL A. DIBATTISTE has served as a director since July 2005. Ms. DiBattiste is currently the chief credentialing, compliance and privacy officer with ChoicePoint Inc., a leading provider of identification and credential verification services, a position she has held since April 2005. ChoicePoint is listed on the New York Stock Exchange under the symbol "CPS". From July 2004 to April 2005, Ms. DiBattiste served as deputy administrator, Transportation Security Administration (TSA), Department of Homeland Security, and as chief of staff from March 2003 to July 2004, with responsibility for overseeing all TSA functions and serving as liaison between TSA and the Department of Homeland Security. From February 2001 to February 2003, Ms. DiBattiste was a partner at the law firm of Holland & Knight, LLP. Ms. DiBattiste served as under secretary in the United States Air Force from August 1999 to January 2001, the second highest position, responsible for readiness, recruiting, training and equipping a force of 710,000 individuals and a budget of over $70 billion. From December 1997 to August 1999, Ms. DiBattiste was the deputy United States attorney, Southern District of Florida and from July 1994 to December 1997, she was the director of the Executive Office for United States Attorneys, Department of Justice. From August 1993 to July 1994, she was the principal deputy general counsel for the Department of the Navy and from July 1991 to August 1993 she was an assistant United States attorney for the Southern District of Florida. She enlisted in the United States Air Force in March 1971, received her commission in September 1976 and retired in the rank of Major after twenty years of service in 1991.